SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2004

Auxilium Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 W. Germantown Pike, Norristown, PA	19401
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (610) 239-8850

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2004, Auxilium Pharmaceuticals, Inc. (“Auxilium”) issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2004. The full text of such press release is furnished as Exhibit 99.1 to this report.

The press release includes “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission’s Regulation G. With respect to such non-GAAP financial measures, the Company has disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and has provided a reconciliation of such non-GAAP financial measure to the most directly comparable GAAP financial measure.

In the Company’s results of operations for both the fiscal quarter and the nine months ended September 30, 2004, the Company presented non-GAAP financial measures that showed pro forma basic and diluted net loss per common share. This pro forma presentation assumed that the Company’s outstanding shares of redeemable convertible preferred stock converted into common stock immediately prior to January 1, 2004, even though the actual conversion did not take place until the closing of the Company’s initial public offering of common stock on July 28, 2004. The Company’s management believes that presentation of these non-GAAP financial measures provides useful information to investors regarding the Company’s results of operations because it presents information that is consistent with the capital structure of the Company on an on-going basis after the initial public offering.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following press release is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 2.02 and shall not be deemed to be “filed”:

99.1	Press Release dated November 2, 2004 issued by Auxilium Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: November 3, 2004	By:	/s/ Cornelius H. Lansing II
	Name:	Cornelius H. Lansing II
	Title:	Chief Financial Officer and Executive Vice President, Commercial Logistics

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated November 2, 2004 issued by Auxilium Pharmaceuticals, Inc.